================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 6, 2006

                           THE STRIDE RITE CORPORATION
             (Exact name of registrant as specified in its charter)
                              --------------------


       Massachusetts                     1-4404                   04-1399290
(State or other jurisdiction of     Commission file number     (I.R.S. Employer
incorporation or organization)                               Identification No.)


         191 Spring Street, PO Box 9191, Lexington, Massachusetts 02420
               (Address of principal executive offices)       (Zip code)


       Registrant's telephone number, including area code: (617) 824-6000


                                 Not Applicable
          (Former name or former address, if changed since last report)

                              --------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




================================================================================

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On April 6, 2006, the Board of Directors of The Stride Rite Corporation (the "Company"), in accordance with Massachusetts law and the Company's bylaws, elected Edward L. Larsen to the Board of Directors to fill the vacancy created by the effectiveness of the resignation of Bruce Van Saun on April 6, 2006. Mr. Larsen currently serves as the Senior Vice President, Finance, Chief Financial Officer and Treasurer of Talbots, and has served in that capacity since 1991. Previously, Mr. Larsen served as Vice President and Chief Financial Officer of Lillian Vernon Corporation. He also held various positions with General Mills, Inc., including the position of Vice President and Group Controller of the Specialty Retailing Group.

     Mr. Larsen will serve as a Class III director until the 2008 annual meeting of shareholders and until his successor is duly elected and qualified. Mr. Larsen will also serve as a member of the Company's Audit Committee. The Board of Directors determined that Mr. Larsen is "independent" as that term is defined in the rules of the Securities and Exchange Commission and the applicable listing standards of the New York Stock Exchange. In addition, the Board of Directors has determined that Mr. Larsen qualifies as an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission and that he has accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange.

     There are no arrangements or understandings between Mr. Larsen and any other persons pursuant to which Mr. Larsen was selected as a director. Prior to his election, Mr. Larsen has not had any involvement, or been a party in any transaction, with the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                    THE STRIDE RITE CORPORATION


Dated: April 11, 2006                     By:   /s/ Frank A. Caruso
                                                ------------------------------
                                          Name:   Frank A. Caruso
                                          Title:  Chief Financial Officer